UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2014

Rockwood Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32609	52-2277366
(Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Overlook Center

Princeton, New Jersey 08540

(Address of registrant’s principal executive office)

(609) 514-0300

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On November 14, 2014, Rockwood Holdings, Inc. (the “Company”) held a special meeting of its stockholders in connection with the Agreement and Plan of Merger, dated as of July 15, 2014, among Albemarle Corporation (“Albemarle”), Albemarle Holdings Corporation, a wholly-owned subsidiary of Albemarle (“Merger Sub”) and the Company, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Albemarle.

At the special meeting, the following proposals were submitted to a vote of the Company’s stockholders. each of which is described in detail in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on October 1, 2014.  For each of the following proposals, a quorum was present for the purpose of the vote, and a summary of the voting results for each proposal is as follows:

Proposal 1: Adopt the Agreement and Plan of Merger, dated as of July 15, 2014, among Albemarle Corporation, Albemarle Holdings Corporation and Rockwood Holdings, Inc., as it may be amended from time to time.

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Number of Broker Non-Votes
49,901,373	3,346,776	1,564,690	0

Proposal 1 was approved by the Company’s stockholders, as the number of votes in favor of Proposal 1 constituted a majority of the outstanding shares of the Company’s common stock entitled to vote on such proposal.

Proposal 2: Approve, on an advisory non-binding basis, the compensation that may be paid or become payable to Rockwood Holding, Inc.’s named executive officers in connection with the merger.

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Number of Broker Non-Votes
35,923,982	16,616,215	2,272,642	0

Proposal 2 was approved by the Company’s stockholders, as the number of votes in favor of Proposal 2 constituted a majority of the outstanding shares of the Company’s common stock entitled to vote on such proposal and present in person or by proxy at the special meeting.

Proposal 3: Approve the adjournment of the special meeting, if necessary or appropriate, including to permit further solicitation of proxies if there are not sufficient votes to adopt Proposal 1.

Proposal 3 was not submitted to the Company’s stockholders for approval at the special meeting, as there were sufficient votes to approve Proposal 1, and the adjournment of the special meeting to solicit additional proxies was unnecessary.

Item 8.01                                           Other Events.

On November 14, 2014, Rockwood Holdings, Inc. issued a press release announcing the results of the voting at the special meeting, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWOOD HOLDINGS, INC.

By:	/s/ Michael W. Valente
	Name:	Michael W. Valente
	Title:	Assistant Secretary

Dated: November 14, 2014